EVERGREEN EQUITY TRUST on behalf of the following series EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND (the "Fund")
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 12, 2009

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF THE FUND

Notice is hereby given that the Special Meeting of Shareholders (the "Meeting") of the Fund will be held on February 12, 2009 at [10:00 a.m.] Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, for the following purposes:

  To consider and act upon (a) the new Investment Advisory Agreement with Evergreen Investment Management Company, LLC and (b) the new Sub-Advisory Agreement with Crow Point Partners, LLC; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 1, 2008 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC.

By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

December 19, 2008

EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Fund for the Special Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on February 12, 2009 at [10:00 a.m.] Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about December 19, 2008. You may obtain a copy of the Fund's most recent shareholder report(s) without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matters set forth in the accompanying notice. Holders of shares (the "Shares") of the Fund (the "Shareholders") may vote on the matters set forth in the accompanying notice. You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares of the Fund will be voted IN FAVOR OF the new Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC") and the new Sub-Advisory Agreement with Crow Point Partners, LLC ("Crow Point" or an "unaffiliated sub-advisor"). If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting. If Shareholders do not approve the new Advisory Agreement with EIMC, the new Sub-Advisory Agreement will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the new Sub-Advisory Agreement does not affect the outcome of the new Advisory Agreement.

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of twenty-five percent (25%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposals). With regard to the new Investment Advisory Agreement and new Sub-Advisory Agreement with EIMC and Crow Point, respectively, votes may be cast IN FAVOR OF or AGAINST the proposed agreement or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present will have the effect of a vote against the proposed Investment Advisory Agreement and Sub-Advisory Agreement with EIMC and Crow Point, respectively.

The approval of the new Investment Advisory Agreement with EIMC and the new Sub-Advisory Agreement with Crow Point requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

EIMC will bear the costs associated with this proxy statement. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. EIMC has engaged the Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately [$30,000].

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on December 1, 2008 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of December 1, 2008, the Fund had the following number of Shares outstanding:

[INSERT TABLE]

Each Share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per Share, as to any matter on which the Share is entitled to vote.

Please see Exhibit A for a list of persons reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of October 31, 2008.

As of October 31, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of each class of Shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of EIMC, the Fund's investment advisor, and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), which may be deemed to "control" Wachovia. Additionally, as of October 31, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of Crow Point, the Fund's sub-advisor. Richard K. Wagoner, a member of the Board of Trustees of the Fund, is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because he and members of his immediate family own approximately 27,000 shares of Wachovia common stock, and may benefit from Wells Fargo's acquisition of Wachovia.

I. APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC (PROPOSALS 1A AND 1B)

Information about Wells Fargo's Proposed Acquisition of Wachovia

On October 3, 2008, Wachovia Corporation, the parent company of EIMC and several companies that serve as sub-advisors to one or more of the Evergreen funds (the "affiliated sub-advisors"), and Wells Fargo & Company announced that Wells Fargo had agreed to purchase Wachovia, including all of Wachovia's banking and other businesses, in a stock-for-stock merger transaction. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through almost 6,000 stores and the internet across North America and elsewhere internationally. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104. Wachovia is a bank holding company in the United States located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Wachovia and Wells Fargo entered into an Agreement and Plan of Merger on October 3, 2008 that provides for Wachovia to merge into Wells Fargo, with Wells Fargo the surviving corporation. The merger requires the approval of Wachovia shareholders, customary approvals of regulators, and the satisfaction of other closing conditions. Although there is no assurance that the merger will be completed, if the approvals are obtained and the other closing conditions are satisfied or waived, Wachovia and Wells Fargo anticipate that the merger will close by the end of 2008.

In connection with the merger, Wachovia and Wells Fargo entered into a Share Exchange Agreement on October 3, 2008. Under the Share Exchange Agreement, Wachovia agreed to issue preferred shares to Wells Fargo representing a 39.9% voting interest in Wachovia. Wachovia issued the preferred shares to Wells Fargo after the close of business on October 20, 2008. Wells Fargo has said that it intends to vote these shares in favor of the merger. After the merger, EIMC will be an indirect wholly owned subsidiary of Wells Fargo.

Both Wachovia's issuance of preferred shares to Wells Fargo, and the subsequent merger, are the types of events that might be considered to be "changes of control" of EIMC under the 1940 Act. Under the 1940 Act, which regulates investment companies such as the Evergreen funds, investment advisory agreements are required to terminate automatically when there is a "change of control" of the investment adviser. Fund shareholders must then approve a new agreement so that the fund may continue to receive advisory services.

The Interim Investment Advisory and Sub-Advisory Agreements

Each of the Evergreen funds' investment advisory and sub-advisory agreements terminates automatically in the event of a "change of control" of EIMC or the sub-advisor. In addition, each of the Evergreen funds' sub-advisory agreements terminates automatically upon termination of the investment advisory agreement with EIMC. The issuance of preferred stock to Wells Fargo under the Share Exchange Agreement likely constituted a change of control of EIMC (and the affiliated sub-advisors). It is possible, though not certain, that the subsequent merger of Wachovia into Wells Fargo also constitutes a change of control of EIMC (and the affiliated sub-advisors); the funds have opted to treat that transaction as a change of control in any event.

In anticipation of the change of control resulting from the issuance of preferred shares to Wells Fargo, the Evergreen funds' Boards of Trustees met (a majority of the disinterested Trustees attending in person, the remainder by telephone) on October 20, 2008, before the issuance of the preferred shares, and approved interim investment advisory and sub-advisory agreements for each of the Evergreen funds (the "Initial Interim Agreements").

Each Initial Interim Agreement provides that it may not continue in effect for longer than 150 days, meaning that it will terminate no later than March 19, 2009. In addition, the Trustees, or the shareholders upon a vote of a majority of the Fund's outstanding voting securities, may terminate an Initial Interim Agreement without penalty on no more than ten calendar days' notice. Each of the Initial Interim Agreements with EIMC or an affiliated sub-advisor also provides that any fees payable under the agreement must be held in an interest-bearing escrow account, to be released to EIMC or the affiliated sub-advisor only if a new, definitive agreement is subsequently approved by fund shareholders; otherwise, EIMC or the affiliated sub-advisor will be entitled to receive for its services under the agreement only an amount, paid out of the escrow account, equal to the lesser of (i) its costs of performing services during the interim period plus interest and (ii) the amount in the escrow account plus interest. Each of the Initial Interim Agreements is identical to the agreement it replaced, except for its date and the provisions regarding the term of the contract and, in the case of Initial Interim Agreements with EIMC or any affiliated sub-advisor, fees being held in escrow. The Initial Interim Agreements became effective on October 20, 2008, when Wachovia issued preferred shares to Wells Fargo.

Upon the closing of the merger of Wells Fargo and Wachovia, the Funds will consider that a second change of control has occurred and that the Initial Interim Agreements have terminated automatically. Because of the likelihood that the merger will close before shareholders meet to approve new, definitive agreements, the Evergreen funds' Boards of Trustees met by telephone on November 12, 2008, to approve a second set of interim agreements (the "Subsequent Interim Agreements"), to become effective upon the closing of the merger. The Subsequent Interim Agreements are identical to the Initial Interim Agreements, except that they will have different effective dates. Like the Initial Interim Agreements, the Subsequent Interim Agreements will terminate no later than March 19, 2009 (150 days after the first change of control event). Because the Subsequent Interim Agreements must be approved by the Trustees at a meeting held in person, the Trustees are expected to consider, and approve, the agreements again in person in December before they become effective.

The New Investment Advisory and Sub-Advisory Agreements

At their telephonic meeting on November 12, 2008, the Trustees of the Evergreen funds also approved new, definitive investment advisory agreements with EIMC (the "New Advisory Agreements") as well as new, definitive sub-advisory agreements with both the affiliated and unaffiliated sub-advisors (the "New Sub-Advisory Agreements, and together with the "New Advisory Agreements", the "New Agreements"). Because the 1940 Act also requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees will consider the New Agreements again at their scheduled in-person meetings on December 3 and 4, 2008. At these meetings, the Trustees are expected to approve the New Agreements again.

The New Agreements are identical to the investment advisory and sub-advisory agreements that were in effect before October 20, 2008, except that they will have different effective dates and will continue until September 30, 2009 and from year to year thereafter so long as the continuance is approved. (They are also identical to the Initial Interim Agreements and the Subsequent Interim Agreements, except that they will have different effective dates, will not terminate on March 19, 2009, and do not require advisory fees to be paid into an escrow account.) The New Agreements will become effective upon shareholder approval. The terms of the New Agreements are described generally below, but are qualified entirely by reference to the New Agreements. Please refer to Exhibits B and C for forms of the New Agreements.

Under each New Advisory Agreement, subject to the supervision of the Board of Trustees, EIMC will manage and administer the operation of the Fund, supervise the provision of services to the Fund by others, manage the investment and reinvestment of the Fund's assets in conformity with its investment objective and restrictions, and select broker-dealers for the Fund's portfolio trades. Under each New Sub-Advisory Agreement, subject to the supervision of the Board of Trustees and EIMC, the sub-advisor is responsible for the day-to-day investment and reinvestment of the Fund's portfolio or a portion thereof. EIMC and each sub-advisor will receive a fee for their services and all expenses incurred in connection with their services under the New Agreements which is identical to the fee under the agreements that were in effect before October 20, 2008. These fees are set forth below.

EIMC also assumes and pays for all compensation to any Trustees who are affiliated with EIMC or its affiliates and to all officers of the Evergreen funds. EIMC may retain any sub-advisors, at its own expense, to provide all services provided by EIMC and may delegate to any sub-advisor its rights, obligations and duties under the New Advisory Agreements.

Each New Advisory Agreement may be terminated, without payment of any penalty, by EIMC, by the Trustees, or by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice. The New Sub-Advisory Agreement may be terminated without payment of any penalty, by Crow Point, EIMC, by the Trustees, or by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon. In addition, the New Sub-Advisory Agreement may be terminated by EIMC upon material breach by Crow Point if such breach has not been cured within seven days or immediately, if Crow Point becomes unable to discharge its duties. Each of the New Agreements will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Each New Advisory Agreement provides that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from EIMC's or the sub-advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. The New Sub-Advisory Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, Crow Point shall not be liable for any act or omission in the course of, or connected with, rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

If approved by Shareholders, each New Agreement will have an initial term through September 30, 2009, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. If Shareholders approve the New Agreements, it is expected that each Fund's current portfolio management team will continue to manage the Fund's assets. If Shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreement with Crow Point will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement.

The actual fees paid by some Evergreen funds are subject to expense limitations to which EIMC has agreed. It is not anticipated that any existing expense limitation commitment will change as a result of the transactions between Wells Fargo and Wachovia. The Fund's current investment advisory contract was last approved by Shareholders on March 16, 2007, and last approved by the Trustees on September 18, 2008.

Under the Fund's current investment advisory contract, the Fund pays EIMC a fee at an annual rate based on the Fund's average daily net assets as described below. For the fiscal year ended October 31, 2008, the Fund paid EIMC $2,368,312. EIMC waived $183 of those funds.

Average Daily Net Assets	Fee
First $1 billion	0.42%
Next $500 million	0.40%
Next $1 billion	0.375%
Over $2.5 billion	0.35%

Under the Fund's current sub-advisory contract, EIMC pays Crow Point a fee at an annual rate based on the Fund's average daily net assets as described below. For the fiscal year ended October 31, 2008, EIMC paid Crow Point $1,223,461. The Fund's current sub-advisory agreement with Crow Point was last approved by Shareholders on December 15, 2006, and last approved by the Trustees on September 18, 2008.

Average Daily Net Assets	Fee
First $1 billion	0.20%
Next $500 million	0.15%
Next $1 billion	0.1275%
Over $2.5 billion	0.10%

The Trustees' Considerations

In considering whether to approve the Initial Interim Agreements, the Subsequent Interim Agreements and the New Agreements, the Trustees took into account that they had recently approved the annual continuation of all of the existing investment advisory and sub-advisory agreements for the Evergreen funds in September 2008. That approval, on which the Trustees voted at their meeting held in person on September 17 and 18, 2008, followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the funds receive, and the fees that the funds pay, under the agreements, and the funds' investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements. Exhibit D contains a general description of the Trustees' deliberations.

In all of the meetings where the Trustees considered the Funds' investment advisory agreements, including their meeting in September when they considered the annual approval of the funds' investment advisory agreements and in a series of subsequent meetings at which they considered the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the Trustees took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and, in connection with the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC's parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds' investment advisory arrangements in September, the Trustees approved the Initial Interim Agreements at their meeting on October 20, 2008. In all of their deliberations, the disinterested Trustees were represented by independent counsel, and met separately on various occasions with such counsel to discuss these matters.

At their November 12, 2008 meeting, the Trustees considered presentations by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the Evergreen funds. The Trustees approved the Subsequent Interim Agreements and the New Agreements at this meeting. The Trustees reviewed the terms of these agreements, noting that the terms were generally identical to those of the funds' existing agreements (but for provisions required by law to be included in the interim agreements). As part of their review, the Trustees also considered:

  Their understanding that the merger was not expected to result in any adverse effect on the Evergreen funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the Evergreen funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

  Information about Wells Fargo's financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo's infrastructure, resources and capabilities;

  That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds' existing advisory fees or expense limitations;

  That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the Evergreen funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

  That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year and that, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

  That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;

  Wells Fargo's experience and approach with respect to acquisitions of other fund complexes;

  The fact that, if the New Agreements are not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

  That EIMC's management supports the merger; and

  That representatives of EIMC have committed that the Evergreen funds will not bear the expenses relating to Wells Fargo's acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not "interested persons" of the Evergreen funds or EIMC, unanimously approved the New Agreements and determined to recommend their approval to shareholders of the Evergreen funds.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive "safe harbor" for an investment company's adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company's trustees must not be interested persons of the adviser or of the predecessor adviser. Second, there must not be any "unfair burden" imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

"Unfair burden" includes any arrangement during the two year period after the transaction in which the adviser or predecessor adviser (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company. EIMC has informed the funds that neither it, Wachovia, nor Wells Fargo, after reasonable inquiry, is aware of any express or implied term, condition, or understanding or any arrangement that would impose an "unfair burden" on the funds as a result of the issuance of preferred shares or the merger. EIMC, Wachovia, and Wells Fargo have agreed to pay all of the funds' costs relating to Wells Fargo's acquisition of Wachovia, including all of the costs of this proxy solicitation.

Managing Directors and Principal Executive Officers and Directors of EIMC

The following is a list of EIMC's managing directors and principal executive officers and directors. EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name Principal and Occupation(s)
W. Douglas Munn, Chief Operating Officer and Director
Dennis H. Ferro, President of EIMC and the Evergreen funds
Michael H. Koonce, Chief Legal Officer of EIMC and Secretary of EIMC and the Evergreen funds
Richard S. Gershen, Executive Managing Director
Barbara A. Lapple, Chief Compliance Officer
Matthew C. Moss, Chief Financial Officer
J. David Germany, Chief Investment Officer

EIMC is an indirect, wholly-owned subsidiary of Wachovia located at 301 South College Street, Charlotte, North Carolina 28288-0013. It is expected that Wells Fargo, who currently holds aproximately a 39.9% voting interest in Wachovia, will acquire a 100% interest in Wachovia.

Managing Directors and Principal Executive Officers and Directors of Crow Point

The following is a list of Crow Point's and M.D. Sass' managing directors and principal executive officers and directors. Crow Point's principal address is 10 The New Driftway, Scituate, MA 02066.

Name Principal and Occupation(s)
Timothy O' Brien, Managing Director of Crow Point; Portfolio Manager of the Fund
Peter J. DeCaprio, Managing Director of Crow Point
Martin D. Sass, Chairman and CEO of M.D. Sass
Hugh Lamle, President of M.D. Sass
Steven Shenfeld, Senior Managing Director of M.D. Sass
Susan Hickey, Chief Compliance Officer of M.D. Sass
Bobby Liu, General Counsel of M.D. Sass
Robert Francess, Chief Financial Officer of M.D. Sass

Crow Point is wholly-owned by M.D. Sass/Macquarie Financial Strategies, L.P., a joint venture among M.D. Sass, the Macquarie Group, Timothy O'Brien and Peter J. DeCaprio located at 1185 Avenue of the Americas, New York, New York 10036.

Other Similar Funds Managed by EIMC and Crow Point

The following table contains certain information regarding funds for which EIMC and Crow Point provide investment advisory services and that may have similar investment objectives and policies as the Fund.

[INSERT TABLE]

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

EIMC became the Fund's administrator on January 1, 2008. For the Fund's most recent fiscal year, the Fund paid $613,396 in administrative services fees.

Investment Sub-advisor. Crow Point currently serves as a sub-advisor to the Fund. The principal business address of Crow Point is 10 The New Driftway, Scituate, Massachusetts 02066.

Principal Underwriter/Distributor. Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of the Fund and EIMC, is the distributor and principal underwriter of the Fund and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the last fiscal year, EIS received $1,166,155 in aggregate underwriting commissions from sales charges on the sale of Fund shares. EIS retained $78,098 of those funds after the payment of any dealer allowance.

Below are the 12b-1 fees paid by the Fund for the most recent fiscal year. Class I shares do not pay 12b-1 fees.

	Distribution Fees	Service Fees
Evergreen Utility and Telecommunications Fund
Class A	$96,856	$1,005,661
Class B	$425,324	$141,775
Class C	$832,430	$277,476

Brokerage Commissions. Wachovia Securities LLC, an affiliate of Wachovia and a dealer that places trades through its wholly owned subsidiary, First Clearing Corporation, received $47,888 in brokerage commissions paid by the Fund for the fiscal year ended October 31, 2008.

Securities Lending. Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to the Fund. In its role as securities lending agent to the Funds, Wachovia Bank, N.A. earned $___ from the Fund during its most recent fiscal year.

Transfer Agent. Evergreen Service Company, LLC (ESC) is the Fund's transfer agent and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. For the most recent fiscal year, the Fund paid ESC $1,325,763 in transfer agency fees.

Other Business

As of the date of this Proxy Statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposals 1a and 1b, Respectively

Approval of the New Investment Advisory Agreement with EIMC and the New Sub-Advisory Agreement with Crow Point, respectively, require the affirmative vote of a majority of the oustanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

If Shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreement will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement

A Shareholder who objects to any proposal will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Fund.

Shareholder Proposals

The Fund is not generally required to hold annual or special meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholders' meeting of the Fund should send their written proposals to the Secretary of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116-5034 a reasonable time before the Fund finalizes its proxy statement for its next meeting of Shareholders.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC.

Michael H. Koonce, Secretary

December 19, 2008

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

If you have any questions about the proxy card, please call the Altman Group, our proxy solicitor, at 800.821.8781 (toll free).

Exhibit A

Exhibit B

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made the ____ day of ____, 2008, by and between EVERGREEN ____ TRUST, a Delaware statutory trust (the "Trust") and, EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability corporation (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. (a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

(f) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");

(g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust or its Funds;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

(l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds have herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust and its Funds.

In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

The Adviser's fee is computed as of the close of business on each business day.

A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

9. This Agreement shall continue in effect until September 30, 2009 and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN ____ TRUST

By:
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
Name:
Title:

Exhibit C

FORM OF SUB-ADVISORY AGREEMENT

Exhibit D

DESCRIPTION OF CONTRACT APPROVAL PROCESS

Each year, the Evergreen funds' Board of Trustees determines whether to approve the continuation of the funds' investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen funds, approved the continuation of the funds' investment advisory agreements. The description below refers to the Trustees' process for considering, and conclusions regarding, all of the funds' agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds' investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund's investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the "Committee"), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC ("Keil") to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the sub-advisors, and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds' advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds' investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the sub-advisors with applicable laws and regulations and with the funds' and EIMC's compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the sub-advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of those other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called "fall-out" benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds, and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds' Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC, or EIMC and one or more sub-advisers, formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund's portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the sub-advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC's responsibilities to the funds. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds' advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the sub-advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees discussed each fund's performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund's performance, the Trustees considered EIMC's explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance.

The Trustees noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to Evergreen funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees compared each fund's management fee against the advisory fees of certain peer mutual funds selected by Keil and noted that, in certain cases, a fund's management fees were higher than many or most of the other mutual funds. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees or EIMC's profitability was not excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that certain funds had implemented breakpoints in their advisory fee structures. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented to date appeared to be a reasonable step toward the realization of economies of scale by these funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund's advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.